UNITED STATES SECURITIES AND
                            EXCHANGE COMMISSION
                          Washington, D.C. 20549
                                 FORM 8-K
                              CURRENT REPORT
  Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) May 20, 2005

                         ALPHA MOTORSPORT, INC.
       (Exact name of registrant as specified in its charter)

                                 Nevada
              (State or other jurisdiction of incorporation)

                               333-119930
                       (Commission File Number)

                               20-1063591
                 (IRS Employer Identification No.)

         240  12th Street, New Westminster, BC Canada  V3M 4H2
         (Address of principal executive offices and Zip Code)

                              604-525-3380
           Registrant's telephone number, including area code

                            Not Applicable
     (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers/Directors.

On May 20, 2005, the Board of Directors of Registrant appointed
Kristian Kostovski as an additional director. This appointment brought the total number of directors on the Registrant's Board to four (4).

From July 2001 to the present, Mr. Kostovski has worked as a manager of Hit Casino in Dojran, Macedonia. Mr. Kostovski is currently enrolled in the second year at the American College of Thessaloniki in Thessaloniki, Greece, pursuing a Bachelor of International Business Degree. He intends to devote his time as required to the business of the Registrant.


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA MOTORSPORT, INC.

/s/ Vincent Markovitch
By: Vincent Markovitch
President and Chief Executive Officer

Date: May 23, 2005










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